______________________________________________________________________________

FOURTH AMENDMENT TO FIRST AMENDED AND

RESTATED CREDIT AGREEMENT

among

SWIFT ENERGY COMPANY

SWIFT ENERGY OPERATING, LLC

THE LENDERS PARTY HERETO

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Effective May 1, 2008

______________________________________________________________________________

Table of Contents

Article I                                                                                                                                          DEFINITIONS AND INTERPRETATION 1

1.1               Terms Defined Above 1
1.2               Terms Defined in Credit Agreement 1
1.3               References 1
1.4               Articles and Sections 2
1.5               Number and Gender 2

Article II                                                                                                                                          AMENDMENTS 2

2.1               Amendment to Section 6.7 2
2.2               Amendment to Table of Contents 2

Article III                                                                                                                                          RATIFICATION AND ACKNOWLEDGMENTS 2

Article IV                                                                                                                                          MISCELLANEOUS 3

4.1               Successors and Assigns 3
4.2               Rights of Third Parties 3
4.3               Counterparts 3
4.4               Integration 3
4.5               Severability 3
4.6               Governing Law 3

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FOURTH AMENDMENT TO FIRST AMENDED AND

RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) executed effective as of May 1, 2008 (the “Effective Date”) is by and among SWIFT ENERGY COMPANY, a Texas corporation (“New Swift”), SWIFT ENERGY OPERATING, LLC, a Texas limited liability company and successor by merger to the Texas corporation formerly known as Swift Energy Company (“Operating” and New Swift and Operating, collectively, the “Borrower”), the lenders party to that certain First Amended and Restated Credit Agreement dated as of June 29, 2004 by and among the Texas corporation then known as Swift Energy Company, the lenders party thereto or bound thereby from time to time (the “Lenders”), and Bank One, NA, as administrative agent for such lenders (as amended to the Effective Date, the “Credit Agreement”), and JPMORGAN CHASE BANK, N.A., a national banking association and successor by merger to Bank One, NA, as administrative agent for such Lenders (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement in the particulars hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in the Credit Agreement and herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.1 Terms Defined Above.  As used in this Fourth Amendment to First Amended and Restated Credit Agreement, each of the terms “Agent,” “Amendment,” “Borrower,” “Credit Agreement,” “Effective Date,” “Lenders,” “New Swift and “Operating” shall have the meaning assigned to such term hereinabove.

1.2 Terms Defined in Credit Agreement.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless herein expressly provided to the contrary.

1.3 References.  References in this Amendment to Exhibit, Article or Section numbers shall be to Exhibits, Articles or Sections of this Amendment, unless expressly stated to the contrary.  References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears.  Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate.  Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to.  References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form.  References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of the Credit Agreement or this Amendment.  References in this Amendment to Persons include their respective successors and permitted assigns.

1

1.4 Articles and Sections.  This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5 Number and Gender.  Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular.  Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.  Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

ARTICLE II

AMENDMENTS

Effective as of the Effective Date, the Borrower, the Lenders and the Agent hereby amend the Credit Agreement as follows:

2.1 Amendment to Section 6.7.  Section 6.7 of the Credit Agreement is amended to read as follows in its entirety:

“6.7           RESERVED.”

2.2 Amendment to Table of Contents.  The Table of Contents of the Credit Agreement is amended to give effect to this Amendment.

ARTICLE III

RATIFICATION AND ACKNOWLEDGMENTS

Each of the Borrower, the Lenders and the Agent does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect.  Furthermore, the Borrower, the Lenders and the Agent acknowledge and agree that, as of the Effective Date, the Borrowing Base is set at $400,000,000 and the Commitment Amount is set at $350,000,000 and each of such amounts shall remain in effect until the Borrower receives notice from the Agent of a revised Borrowing Base pursuant to Section 2.11 of the Credit Agreement or the Borrower notifies the Agent of the election by the Borrower to reduce the Commitment Amount pursuant to Section 2.14 of the Credit Agreement or the Borrower, the Lenders and the Agent agree, in accordance with applicable provisions of the Credit Agreement, on a different Commitment Amount, as the case may be.  Each of the Borrower, the Lenders and the Agent further acknowledge and agree that, as of the Effective Date, the Facility Amount, allocable share of the Commitment Amount and the Percentage Share of each of the Lenders is as set forth on the schedule attached hereto and labeled EXHIBIT V.

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ARTICLE IV

MISCELLANEOUS

4.1 Successors and Assigns.  This Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

4.2 Rights of Third Parties.  Except as provided in Section 4.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

4.3 Counterparts.  This Consent may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by each of the parties hereto.  In this regard, each of the parties hereto acknowledges that a counterpart of this Consent containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Consent by each necessary party hereto and shall constitute one instrument.

4.4 Integration.  This Consent constitutes the entire agreement among the parties hereto with respect to the subject hereof.  All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Consent.

4.5 Severability.  In the event that any one or more of the provisions contained in this Consent shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Consent.

4.6 Governing Law.  this Consent shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of such laws relating to conflicts of law.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to First Amended and Restated Credit Agreement to be duly executed and delivered, as of the Effective Date, by their proper and duly authorized officers.

BORROWER:

SWIFT ENERGY COMPANY

By:
Alton D. Heckaman, Jr.
Executive Vice President
and Chief Financial Officer

By:
Adrian D. Shelley
Treasurer

SWIFT ENERGY OPERATING, LLC

By:
Alton D. Heckaman, Jr.
Executive Vice President
and Chief Financial Officer

By:
Adrian D. Shelley
Treasurer

(Signatures continue on following pages)

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Jo Linda Papadakis
Vice President

LENDER:

JPMORGAN CHASE BANK, N.A.

By:
Jo Linda Papadakis
Vice President

(Signatures continue on following pages)

LENDER:

BANK OF SCOTLAND

By:
Name:
Title:

(Signatures continue on following pages)

LENDER:

NATEXIS

By:
Name:
Title:

By:
Name:
Title:

(Signatures continue on following pages)

LENDER:

COMPASS BANK

By:
Name:
Title:

(Signatures continue on following pages)

LENDER:

SOCIETE GENERALE

By:
Name:
Title:

(Signatures continue on following pages)

LENDER:

CALYON NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

(Signatures continue on following pages)

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

(Signatures continue on following pages)

LENDER:

BNP PARIBAS

By:
Name:
Title:

(Signatures continue on following pages)

LENDER:

COMERICA BANK

By:
Name:
Title:

(Signatures continue on following page)

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:
Kenneth R. Batson, III
Vice President

EXHIBIT V

Lender	Facility Amount	Allocable Share of Commitment Amount	Percentage Share

JPMorgan Chase Bank, N.A.	$66,616,161.83	$46,631,313.28	13.32%
Calyon New York Branch	$66,616,161.83	$46,631,313.28	13.32%
Societe Generale	$66,616,161.83	$46,631,313.28	13.32%
Wells Fargo Bank National Association	$63,636,363.62	$44,545,454.54	12.73%
Bank of Scotland	$60,000,000.00	$42,000,000.00	12.00%
BNP Paribas	$54,545,454.52	$38,181,818.17	10.91%
Amegy Bank National Association	$22,727,272.73	$15,909,090.91	4.55%
Comerica Bank	$31,818,181.82	$22,272,727.28	6.36%
Compass Bank	$38,257,575.46	$26,780,302.82	7.65%
Natixis	$29,166,666.36	$20,416,666.45	5.83%

Totals	$500,000,000.00	$350,000,000.00	100.00%
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